EXHIBIT 10.16

                          SPONSORED RESEARCH AGREEMENT

         THIS SPONSORED RESEARCH AGREEMENT (the "Agreement") is made and is effective as of this 2nd day of May, 1997, by and between both RUTGERS, THE STATE UNIVERSITY OF NEW JERSEY, having its principal offices at Old Queens, New Brunswick, New Jersey 08903 and the University of Medicine and Dentistry ("UMDNJ"), having its principal offices at Newark, New Jersey 07107 (hereinafter collectively referred to as "Rutgers/UMDNJ"), and AVAX Technologies, Inc., a corporation having its principal place of business at 4520 Main Street, Ste. 930, Kansas City, Missouri 64111 (hereinafter referred to as "Sponsor"). The parties to this agreement shall also be referred to hereinafter as "Parties" and individually identified as "Party" when appropriate. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed for such terms in the License Agreement (as hereinafter defined).

         WHEREAS, Sponsor, pursuant to the License Agreement dated December 10th, 1996, between Rutgers/UMDNJ and Sponsor (the "License Agreement"), is the exclusive licensee of Rutgers/UMDNJ's rights to certain inventions (the "Inventions") disclosed under Rutgers Docket # 94-1003-1 entitled "Noncharged Bisbenzimidazoles and Trisbenzimidazoles as Mammalian Topoisomerase I Poisons"; Rutgers' Docket # 94-0930-1 entitled "Substituted Benzimidazoles as Mammalian Topoisomerase I Poisons", Rutgers' Docket # 95-0419-2 entitled "Protoberberines and Related Compounds as Potent Inhibitors of Mammalian Topoisomerase I", Rutgers' Docket # 95-0419-3 entitled "Substituted Benzimidazo[2,1-a]- isoquinolines,5,6-Dihydro-benimidazo [2,1-a]-isoquinolines, and Benzimidazole as Mammalian Topoisomerase I Poisons" and Rutgers' Docket # 96-0508-1, entitled "Substituted Benz[a]acridine Derivatives as Novel Topoisomerase I Poisons" were made in the course of research at Rutgers/UMDNJ by Dr. Edmond LaVoie and Dr. Leroy Liu (hereinafter, "Inventors");

         WHEREAS, Sponsor desires to support research conducted by Rutgers/UMDNJ upon the terms and conditions as set forth herein including clinical studies and research programs;

         WHEREAS, Rutgers/UMDNJ has the facilities and the personnel with the requisite skills, experience, and knowledge to undertake such Study; and

         WHEREAS, the Study contemplated by this Agreement is of mutual interest and benefit to Rutgers/UMDNJ and Sponsor, and will further the instructional and research objectives of Rutgers/UMDNJ in a manner consistent with their status as a non-profit educational and health care institutions;

         NOW, THEREFORE, the parties agree as follows:

         1. Description of the Study. Rutgers/UMDNJ and the Principal Investigators (as defined below) agree to conduct a research program for the further development of the Inventions (the "Study") during the term of this agreement. The Study shall be conducted according to the research

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protocol which is attached hereto as Exhibit B (the "Research Protocol") and fully details the research activities and responsibilities to be undertaken for the first year of the Study. The Research Protocol for each year of the Study commencing after the first year shall be added to Exhibit B, following the completion of good-faith negotiations between Sponsor and Rutgers/UMDNJ, which discussions shall begin ninety (90) days prior to the end of the Study for the immediately preceding year. Sponsor shall fund this Study for a period of three
(3) years pursuant to paragraph 4 and subject to the termination provisions of paragraph 7.

         2. Principal Investigators. The Principal Investigators (the "Principal Investigators") shall be Dr. Edmond LaVoie, a full-time employee of Rutgers and Dr. Leroy Liu, a full time employee of UMDNJ. The Principal Investigators agree to use their reasonable best efforts to perform the work required under this Agreement. If either Dr. LaVoie or Dr. Liu is unable to continue to serve as Principal Investigator and the Parties hereto are unable to agree on a successor acceptable to both Rutgers/UMDNJ and Sponsor within a reasonable time not to exceed ninety (90) days, Sponsor may terminate this Agreement in accordance with paragraph 7.

         3. Compliance with Laws. The Study shall be conducted in accordance with, and the Principal Investigators shall comply with all federal, state, and local laws and regulations applicable to the Study.

         4. Awards and Payments. In consideration of the work to be performed under this Agreement, Sponsor will provide financial support for the Study in the amount of $300,000 with an additional $[***] in indirect costs (for research performed during the time period set forth in paragraph 1 and as more fully set forth in the budget (the "Budget") attached hereto and included as part of Exhibit A. The funding for the first year of the Study shall be made to Rutgers/UMDNJ by Sponsor according to the payment schedule included in Exhibit A, with the exception that the first such payment shall be made within thirty
(30) days of the Effective Date (defined in Paragraph 6 below). The Budget and the payment schedule for each year of the Study commencing after the first year shall be added to Exhibit A at the same time the Research Protocol for such year is agreed upon in writing between the parties subsequent to the negotiations contemplated in paragraph 1. Payment for Research Protocols after the first year shall be made thirty (30) days after the Parties have agreed upon such Research Protocols in accordance with the immediately preceding sentence.

         A portion of the overhead costs normally expected by Rutgers/UMDNJ (57% of the direct costs) shall be deferred according to the following schedule:

Year       Research Funding        Overhead Cost (%)       Deferred Overhead (%)
----       ----------------        -----------------       ---------------------
1          $100,000                $[***]                  $[***]
2          $100,000                $[***]                  $[***]
3          $100,000                $[***]                  $[***]

The total amount of the non-deferred Research Funding shall be $[***]. The total amount of

[***] Confidential Treatment Requested
deferred overhead costs during the time period of the Agreement equals $[***]. Sponsor agrees to pay to Rutgers/UMDNJ this amount at such time as (a) Sponsor is selling the Licensed Products under the License Agreement and/or is in receipt of royalty income in excess of $[***] or (b) this Agreement is concluded.

         5. Independent Contractor. Rutgers/UMDNJ's relationship to Sponsor under this Agreement shall be that of an independent contractor and not an agent, joint venturer or partner of Sponsor and shall not otherwise be construed as creating any other form of legal association or arrangement which would impose liability upon one party for the act or failure to act of the other party.

         6. Effective Date and Term. This Agreement shall become effective upon the signing of this Agreement and shall continue in effect for a period of three
(3) years or until completion of the Study or termination of this Agreement pursuant to paragraph 7. The Study will be deemed completed for purposes of this paragraph 6 whenever:

                           (a) the Study is concluded by the Principal
                               Investigators;

                           (b) further Research Protocols and/or Budgets are not
                               agreed to pursuant to Paragraphs 1 and 4 hereof.

         7. Termination. This Agreement may be terminated as follows:

                           (a) Either Party may terminate this Agreement due to
                               any material breach or default of any material provision of this Agreement upon receipt of sixty
                               (60) days prior written notice to the other Party unless such breach or default is cured within such sixty (60) day period.

                           (b) Sponsor may terminate this Agreement upon receipt
                               of ninety (90) days written notice.

                           (c) Sponsor may terminate this Agreement upon sixty
                               (60) days written notice if the Principal
                               Investigators are unable to complete the Study and the parties are unable to agree upon a successor within a reasonable time pursuant to paragraph 2 hereinabove.

                           (d) Sponsor may terminate this Agreement with
                               Rutgers/UMDNJ if either Principal Investigator leaves the employment of his respective institution.

If this Agreement is terminated prior to the end of the Term, all funds paid up to the time of termination shall be considered non-recoverable by Sponsor. Additionally, Rutgers/UMDNJ's sole damages and remedy shall be to recover from Sponsor all amounts owed for work completed and non-cancelable expenses committed through the date of termination based pro-rata upon the figures

[***] Confidential Treatment Requested
in Exhibit A, provided, however, that Sponsor shall reimburse Rutgers/UMDNJ for non-cancelable employment obligations entered into by Rutgers/UMDNJ as a result of this Agreement, except for the Principal Investigators, for the remainder of any Agreement year which has begun and within such year the termination has occurred. Paragraphs 9 (Confidential Information), 10 (Publication), 11 (Inventions and Patent Rights), 12 (Indemnification), and 13 (Use of Name) shall survive any termination of this Agreement. Termination of this Agreement shall have no effect on the rights and obligations of Sponsor contained in the License Agreement.

         8. Research and Clinical Data and Reporting; Site Visits.

                  (a) The Principal Investigators shall promptly and fully provide Sponsor with all research and clinical data, including a copy of laboratory notebooks and case report forms and other relevant information generated during the Study shall be freely usable by Sponsor, consistent with paragraphs 9 and 11 hereof. Rutgers/UMDNJ will submit a complete written progress report after the Study is completed. Rutgers/UMDNJ shall also submit interim progress reports on a semi-annual basis providing the Sponsor with a narrative account of the research performed, expenditures incurred, the results of the research and the supporting data concerning the research conducted during said semi-annual period, as the case may be, within sixty (60) days of the end of such quarter or year.

                  (b) From time to time during the term of this Agreement, Sponsor may, upon reasonable notice, send one or more representatives to Rutgers/UMDNJ to discuss with the Principal Investigators and their associates the results of the Study (the "Study Results") and the details of the investigative techniques being employed therein. The representatives shall be identified to Rutgers and the timing of such site visits shall be reasonably acceptable to Rutgers/UMDNJ.

                  (c) Milestones are expected to change during the course of the Project and will be jointly agreed to between the Principal Investigators and Sponsor during the course of expected monthly meetings.

         9. Confidential Information. "Confidential Information" shall mean all information provided by one Party to the other and clearly identified as "Confidential" by the transmitting Party at the time of disclosure. If such transmittal occurs orally, the transmitting party shall promptly reduce such transmittal to writing, mark and identify it as confidential, and provide such record to the other Party within thirty (30) days of such oral transmittal. Specifically excepted from this is all information:

                  (a) known by the receiving Party prior to the receipt of such information from the disclosing Party;

                  (b) that was in the public domain or enters the public domain through no improper act
                      on the part of the Sponsor or any of the Sponsor's employees;

                  (c) approved for public release by written authorization of the transmitting party;

                  (d) rightfully received by the receiving Party without an
                      express obligation of confidence;

                  (e) independently developed by personnel of either Party who are not working under this Agreement; or

                  (f) disclosed pursuant to any judicial or government request, requirement or order, provided that the disclosing Party takes reasonable steps to provide the other Party reasonable notice to contest such request, requirement or order.

Subject to the publication provisions of paragraph 10, neither party will disclose Confidential Information without authorization from the other. This provision shall remain in effect for three (3) years following the termination of this Agreement.

         10. Publication. Subject to paragraph 9, Rutgers/UMDNJ and Principal Investigators shall be free to use the Study Results for their own non-commercial purposes, including teaching, research, education, clinical and publication purposes. Rutgers/UMDNJ shall submit to Sponsor for its review, a copy of any proposed written disclosure resulting from the Study at least sixty
(60) days prior to the estimated date of publication, and if no response is received within thirty (30) days of the date submitted to Sponsor, it will be conclusively presumed that the publication may proceed without delay. For abstracts, oral presentations or other proposed public disclosures, Rutgers/UMDNJ shall submit a copy of such abstract, or oral presentation or other disclosure to Sponsor no later than thirty (30) days prior to the estimated date of publication, and if no response is received within fifteen
(15) days of the date submitted to Sponsor, it will be conclusively presumed that the publication may proceed without day. In accordance with Paragraph 13.3 of the License Agreement, if Sponsor determines that the proposed publication contains patentable subject matters which require protection, Sponsor may require the delay of publication for such period as may be required to file such patent application or other Intellectual Property protection not to exceed ninety (90) days. Rutgers/UMDNJ, Sponsor, the Principal Investigator, and any other applicable employee of Rutgers/UMDNJ, including but not limited to the Inventors, shall cooperate in accordance with Paragraph 13.3 of the License Agreement so as to enable the filing of any patent applications or other Intellectual Property protection necessary to protect the proprietary interests of Sponsor and Rutgers/UMDNJ.

         11. Improvements and Patent Rights. It is recognized and understood that certain existing Inventions and technologies are the separate property of Sponsor or Rutgers/UMDNJ and are not affected by this Agreement, and neither Party shall have any claims to or rights in such separate inventions and technologies. Any Improvements (as that term is defined in Section 1.06(b) of the License Agreement) ("Improvements") resulting from the Study shall be promptly disclosed in writing to Sponsor but in no event shall disclosure of such Improvements by Rutgers/UMDNJ, the Principal Investigator or other researcher be made to any third party unless in accordance with this paragraph 11; provided, however, that title to any new Inventions resulting from the Study shall be in Rutgers/UMDNJ. Inventorship of such Improvements shall be determined in accordance with patent law or by mutual agreement if the Improvements is not patentable. To the extent that Rutgers/UMDNJ owns the rights of sole or joint inventorship of such Invention, Sponsor is hereby granted, without further consideration, an exclusive right and license to any Improvements upon the terms and conditions set forth in the License Agreement and such Invention shall be included as a part of the Patent Rights and Technology Rights. In addition, if any such Invention is not patentable or otherwise protectable as a trade secret, Sponsor shall have the right to use, develop, manufacture, have manufactured, market and employ any such unpatentable Inventions without the obligation to pay any royalties.

         12. Indemnification.

                  (a) Sponsor agrees to indemnify, hold harmless and defend Rutgers/UMDNJ, its trustees, officers, employees, and agents from and against any and all claims, suits, losses, damages, costs, fees, expenses (including reasonable attorney's fees), and other liabilities asserted by third parties, both government and non-government, resulting from or arising out of the Study carried out pursuant to this Agreement; provided, however, that Sponsor shall not be liable for (a) the negligence, intentional wrongdoing, or failure to follow the Research Protocol of the Principal Investigators, Rutgers/UMDNJ, its trustees, officers, employees and agents and (b) any and all claims for damages to Rutgers/UMDNJ property or for bodily injury, death or property damage to employees of Rutgers/UMDNJ or to any third party acting on behalf of or under the authorization of Rutgers/UMDNJ arising out of the performance of this Agreement, except for the negligent or intentional acts solely of the Sponsor with respect to both (a) and (b) above. Without limiting the foregoing, except for the negligence or willful misconduct of Rutgers/UMDNJ, Sponsor agrees to indemnify and defend Rutgers/UMDNJ from all liabilities, demands, damages, expenses and losses (including reasonable attorney fees and expenses of litigation) arising out of the use by Sponsor, or any party acting on behalf of or under authorization from Sponsor, of the Study Results or out of any use, sale or other disposition by Sponsor, or by any party acting on behalf of or under authorization from Sponsor, of products made or developed incorporating the Study Results or made by a process incorporating the Study Results. This paragraph shall survive termination of this Agreement.

         (b) Rutgers/UMDNJ agrees to indemnify, hold harmless and defend the Sponsor, its directors, officers, employees, and agents from and against any and all claims, suits, losses, damages, costs, fees, expenses (including reasonable attorney's fees), and other liabilities asserted by third parties, both government and non-government, resulting from or arising out of the Study carried out pursuant to this Agreement as a result of the negligence, intentional wrongdoing of Rutgers/UMDNJ, its trustees, officers, employees and agents and any and all claims for bodily injury, death or property damage to employees of Rutgers/UMDNJ or to any third party acting on behalf of or under the authorization of Rutgers/UMDNJ arising out of the performance of this Agreement, provided, however, that Rutgers/UMDNJ shall not be liable for the negligent or intentional acts solely of the

Sponsor. Rutgers/UMDNJ, its trustees, officers, employees and agents shall incur no liability under this Section 12(b) with respect to any claims, suits, losses, damages, costs, fees, expenses (including reasonable attorney's fees), and other liabilities asserted by third parties, both government and non-government, as a result of product liability and/or patent infringement.

         13. Use of a Party's Name. Neither Party will, without the prior written consent of the other Party, use in advertising, publicity, or otherwise, the name, trademark, logo, symbol, or other image of the Party or that Party's employee or agent; provided, however, that Rutgers/UMDNJ ac knowledges and agrees that Sponsor may use Rutgers/UMDNJ's name and references to this Agreement and related agreements and the names of the their employees (including, without limitation, the Principal Investigators) as they may relate to such agreements in any private placement memorandum, prospectus, registration statement or any similar disclosure document used by Sponsor for capital raising and financing purposes as may be required by and in accordance with applicable laws without such prior written consent. Rutgers/UMDNJ may list the existence of this Agreement in its internal documents and annual reports and databases which are available to the public and identify the Project by title, Principal Investigators, Sponsor, and period and amount of funding.

         14. Equipment. Subject to paragraph 11 hereof, title to any equipment, materials, sup plies and things of value purchased, built, manufactured or acquired either from Sponsor or from third parties in conjunction with performance of the Study shall vest in Rutgers/UMDNJ. All such equipment purchased and/or fabricated by Rutgers/UMDNJ with the funds provided by Sponsor shall be and remain the property of Rutgers/UMDNJ.

         15. Notice. Any notice or other communication required or permitted under the Agreement shall be in writing and will be deemed be effective on the date of delivery if delivered in person, by facsimile where confirmed by the receiving party or if mailed by registered or certified mail (return receipt requested) to the respective addresses given below, or to such other address as it shall designate by written notice given to the other party:

If to Rutgers:
-------------
Rutgers, The State University of New Jersey
Office of Corporate Liaison and Technology Transfer
P.O. Box 1179
ASB Annex II, Bevier Road, Busch Campus
Piscataway, NJ 08855-1179
Attn: Director
Fax: (908) 445-5670

If to UMDNJ:
-----------
UMDNJ
Office of Patents and Licensing
45 Knightsbridge Road

P.O. Box 6810
Piscataway, NJ 08855-6810
Attn: Director
Fax: (908) 235-4449

If to Sponsor:
-------------
President and CEO
AVAX Technologies, Inc.
4520 Main Street, Ste. 930
Kansas City, Missouri 64111
Attn: Dr. Jeff Jonas
Fax: (816) 960-1334

         16. Modification. Any alteration, modification, or amendment to this Agreement must be in writing and signed by both parties. No changes in the Research Protocol will be made unless agreed upon in writing by Rutgers/UMDNJ, Principal Investigators, and Sponsor or unless necessary to protect the safety, rights, or welfare of the patients or research subjects.

         17. Assignment. This Agreement and the rights and duties appertaining thereto may not be assigned by either Party without first obtaining the written consent of the other. Any such purported assignment, without the written consent of the other Party, shall be null and void and of no binding effect. Notwithstanding the foregoing, Rutgers/UMDNJ or Sponsor may assign this Agreement to the following:

                           (a) a purchaser, merging or consolidating
                               corporation, or acquiror of substantially all of Rutgers/UMDNJ's or Sponsor's assets or business; or

                           (b) an Affiliate of Rutgers/UMDNJ or Sponsor subject
                               to the consent of the other Party, which consent shall not be unreasonably withheld.

         18. Governing Law. The laws of the State of New Jersey shall govern this Agreement without regard to principles of conflict of laws.

         19. Arbitration. In the event that a Party to this Agreement perceives the existence of a dispute arising from or relating to any provision of this Agreement, the Parties shall, as soon as practicable, confer in an attempt to resolve the dispute. If within a reasonable time not to exceed sixty (60) days from the first notification of a dispute a resolution is not forthcoming, the dispute shall be determined before a tribunal of three arbitrators in New York, New York in accordance with the rules of the American Arbitration Association. One arbitrator shall be selected by Rutgers/UMDNJ, one arbitrator shall be selected by Sponsor and the third arbitrator shall be selected by mutual agreement of the first two arbitrators. The costs of such arbitration shall be borne by the nonprevailing Party. Judgment on the arbitration award may be entered by any court of competent jurisdiction.

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         20. Warranties. RUTGERS/UMDNJ MAKES NO WARRANTIES, EXPRESSED OR
IMPLIED, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE STUDY OR ANY INVENTION OR PRODUCT INCORPORATING THE STUDY RESULTS. RUTGERS/UMDNJ WILL NOT BE LIABLE FOR ANY DIRECT, CONSEQUENTIAL, OR OTHER DAMAGES RESULTING FROM THE USE OF THE RESEARCH OR ANY SUCH INVENTION OR PRODUCT.

         RUTGERS/UMDNJ MAKES NO REPRESENTATION OR WARRANTY REGARDING ACTUAL OR POTENTIAL INFRINGEMENT OF PATENTS COPYRIGHTS OR OTHER INTELLECTUAL PROPERTY OF THIRD PARTIES.

         21. Miscellaneous.

                           (a) Any of the provisions of this Agreement which are
                               determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof or affecting the validity or unenforceability of any of the terms of this Agreement in any other jurisdiction.

                           (b) The headings and captions used in this Agreement
                               are for convenience of reference only and shall not affect its construction or interpretation.

                           (c) Nothing in this Agreement, express or implied, is
                               intended to confer on any person other than the Parties hereto or their permitted assigns, any benefits, rights or remedies.

         IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Agreement to be executed by their duly authorized representatives.

                                    Sponsor:

                                    AVAX TECHNOLOGIES, INC.

                                    By:    /s/ Dr. Jeffrey Jonas
                                           -------------------------------------
                                    Name:  Dr. Jeff Jonas
                                           -------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------
                                    Date:  5/1/97
                                           -------------------------------------

                                    Rutgers:

                                    RUTGERS, THE STATE UNIVERSITY OF NEW JERSEY

                                    By:    /s/ William Adams
                                           -------------------------------------
                                    Name:  William Adams
                                           -------------------------------------
                                    Title: Director
                                           -------------------------------------
                                    Date:  4/29/97
                                           -------------------------------------

                                    UNIVERSITY OF MEDICINE AND DENTISTRY

                                    By:    /s/ L.M. Stephenson

                                           -------------------------------------
                                    Name:  L.M. Stephenson

                                           -------------------------------------
                                    Title: Director, Patents & Licensing

                                           -------------------------------------
                                    Date:  5/1/97

                                           -------------------------------------
                                    Acknowledged and Approved:

                                    /s/ Dr. Edmond LaVoie
                                    --------------------------------------------
                                    Principal Investigator
                                    Name: Dr. Edmond LaVoie
                                          --------------------------------------
                                    Date: 4/28/97
                                          --------------------------------------

                                    /s/ Dr. Leroy Liu
                                    --------------------------------------------
                                    Principal Investigator
                                    Name: Dr. Leroy Liu
                                          --------------------------------------
                                    Date: 4/28/97
                                          --------------------------------------

Exhibit A

Budget Allocations Projected for Year 1

The major objective of this program is to advance the development of terbenzimidazoles and protoberberines and related compounds as clinical topoisomerase I poisons. A full time Research Assistant, working together with Dr. Zhao, under the direction of Professor LaVoie will advance these research programs.

Personnel:

----------------------------------------------------------------------------
                                                      Fringe
                      Effort         Cost            Benefits       Total
----------------------------------------------------------------------------
E.J. LaVoie, Ph.D.      40%         $12,190             $0         $12,190
                                (Summer Salary)
----------------------------------------------------------------------------
Bao-Ping Zhao           50%         $21,000           $4,620       $25,620
----------------------------------------------------------------------------
Research Assistant     100%         $32,000           $7,040       $39,040
                                                       (22%)
============================================================================
Total Personnel:                                                   $76,850
----------------------------------------------------------------------------

Supplies:

      -----------------------------------------------
      Chemicals, Solvents, Gases              $12,500
      -----------------------------------------------
      Glassware                                $2,000
      -----------------------------------------------
      Chromatography Absorbents                $2,500
      -----------------------------------------------
      Total Supplies                          $17,000
      -----------------------------------------------

Other:

      -----------------------------------------------
      Equipment Repair                         $1,200
      -----------------------------------------------
      Mass Spectrometry                        $2,000
      -----------------------------------------------
      Elemental Analyses                       $  500
      -----------------------------------------------
      NMR Spectrometry                         $1,500
      -----------------------------------------------
      Office Costs                             $  950
      -----------------------------------------------
      Total Miscellaneous Costs                $6,150
      -----------------------------------------------

Total Direct Costs:                          $100,000

This budget will essentially remain similar for years 2-3.

Normal annual costs:    $ 100,000  direct costs
                             [***] indirect costs @ 57%
                        ---------
                        $    [***] total costs

Special Indirect Cost Schedule:    Year 1       Year 2       Year 3
-------------------------------    ------       ------       ------
Normal IC @ 57%                    $[***]       $[***]       $[***]
Available IC @ 25%                 $[***]
                                   ------
Available IC @ 30%                              $[***]
                                                ------
Available IC @ 35%                                           $[***]
                                                             ------
Net Reduction (Deferred Indirect)  $[***]       $[***]       $[***]

Total Budget for Year 1
$100,000 + $[***] (indirect costs not deferred) = $[***]

Total Budget for Year 2
$100,000 + $[***] (indirect costs not deferred) = $[***]

Total Budget for Year 3
$100,000 + $[***] (indirect costs not deferred) = $[***]

Deferred Indirect Costs of $[***] to be paid according to Article 4.

[***] Confidential Treatment Requested

                                   Exhibit B


The objectives associated with this research agreement can be divided into three distinct categories. These are [***]. This document outlines the specific aims which will be undertaken in the advancement of these objectives.

[***]

[***] Confidential Treatment Requested